Moody National REIT II, Inc. 8-K/A

Exhibit 99.1

MOODY NATIONAL REIT II, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Introduction

On November 16, 2016, Moody National REIT II, Inc. (“REIT II”) entered into an agreement and plan of merger (as amended, the “Merger Agreement”) with Moody National Operating Partnership II, LP, REIT II’s operating partnership (“OP II”), Moody National Advisor II, LLC, REIT II’s advisor (“Advisor II”), Moody National REIT I, Inc. (“REIT I”), Moody National Operating Partnership I, L.P., REIT I’s operating partnership (“OP I”), Moody National Advisor I, LLC, REIT I’s advisor and Moody Merger Sub, LLC, REIT II’s wholly owned subsidiary (“Merger Sub”). The Merger Agreement was amended by the parties thereto on August 9, 2017. The Merger Agreement provided for (i) the merger of REIT I with and into Merger Sub, with Merger Sub continuing as a wholly owned subsidiary of REIT II (such transaction, the “Merger”) and (ii) the merger of OP I with and into OP II, with OP II being the surviving partnership (such transaction, the “Partnership Merger” and together with the Merger, the “Mergers”). The Mergers were completed on September 27, 2017. Subsequent to the Mergers, Merger Sub was merged with and into REIT II.

Pursuant to the terms and conditions set forth in the Merger Agreement, as amended, at the effective time of the Merger, each outstanding share of REIT I’s common stock (“REIT I common stock”) was automatically cancelled and retired and converted into the right to receive, at the election of each holder of such share of REIT I common stock, either (i) 0.41 shares of Class A common stock of REIT II (the “Stock Consideration”) or (ii) $10.25 in cash (the “Cash Consideration”). In addition, at the effective time of the Partnership Merger, each issued and outstanding unit of limited partnership interest in OP I was automatically cancelled and retired and converted into 0.41 units of limited partnership interest in OP II. Each unit of limited partnership interest in OP I designated as a special partnership unit pursuant to OP I’s limited partnership agreement was automatically cancelled and retired and ceased to exist. Each outstanding unit of limited partnership interest in OP II remained outstanding as a unit of limited partnership interest thereof, and each unit designated as a special partnership unit pursuant to the limited partnership agreement of OP II remained outstanding as a special partnership unit thereof.

Pro forma information

The following unaudited pro forma consolidated financial statements combine the historical consolidated financial statements of REIT II and REIT I as if the Merger had previously occurred on the dates specified below. The accompanying unaudited pro forma consolidated balance sheet as of June 30, 2017 has been prepared as if the Merger had occurred as of that date. The accompanying unaudited pro forma consolidated statements of operations for six months ended June 30, 2017 and year ended December 31, 2016 have been prepared as if the Merger had occurred as of January 1, 2016 and as if REIT II’s acquisition of the Springhill Suites Seattle hotel property, which occurred on May 20, 2016, had occurred as of January 1, 2016.

Pro forma adjustments, and the assumptions on which they are based, are described in the accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements (the “Notes”).

The pro forma adjustments and the purchase price allocation as presented are based on assumptions, estimates and certain information that is currently available. The pro forma information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”). All significant adjustments necessary to reflect the effects of the Merger that can be factually supported within the SEC regulations covering the preparation of pro forma financial statements have been made. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the combined operating results or financial position that would have occurred if such transactions had been consummated on the dates and in accordance with the assumptions described herein, nor is it necessarily indicative of future operating results or financial position.

You are urged to read the pro forma information below together with REIT II’s and REIT I’s publicly available historical consolidated financial statements and accompanying notes.

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MOODY NATIONAL REIT II, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Merger Costs

The pro forma financial information reflects aggregate gross cost of approximately $157.1 million for the Merger, as calculated with REIT II being the accounting acquirer based on the assumptions as discussed herein (in millions). As of September 27, 2017, there were 13,257,126 shares of REIT I common stock issued and outstanding, resulting in an estimated aggregate net merger consideration of approximately $135.9 million, as follows:

Cash paid	$65.9
Value of REIT II shares issued to REIT I stockholders	91.2
Aggregate gross merger cost	157.1
Less transaction costs	(21.2)
Aggregate net merger consideration to REIT I stockholders	$135.9

Based on the elections made by REIT I’s stockholders, the pro forma financial information assumes that approximately 67% of REIT I stockholders elected to receive Stock Consideration in the Merger resulting in current REIT II stockholders owning approximately 57% and former REIT I stockholders owning approximately 43% of the common stock of REIT II outstanding after the consummation of the Merger, as follows:

REIT II shares outstanding at June 30, 2017	4,750,286
REIT II shares issued subsequent to June 30, 2017 (1)	153,550
Total REIT II shares outstanding at date of Merger	4,903,836
REIT II Class A common shares issued to REIT I stockholders on date of Merger	3,648,776
Total REIT II shares outstanding after Merger	8,552,612

______________

(1)	Number of shares accounts for offering costs associated with the sale of such shares in REIT II’s initial public offering.

After consideration of all applicable factors pursuant to the business combination accounting rules, REIT II is considered the “legal acquirer” because REIT II is issuing common stock to REIT I stockholders and also due to various factors including that REIT II stockholders hold the largest portion of the voting rights in REIT II following the Merger.

Transaction Costs

For purposes of the pro forma financial information, adjustments for transaction costs for the Merger have been made. These aggregate transaction costs were approximately $21.2 million and include costs associated with financial advisor advisory fees, legal and accounting fees, stockholder servicing fees, loan fees and other transaction costs. These costs impacted stockholders’ equity and the results of operations and were recognized when incurred. Certain costs were recognized pre-Merger by both REIT II and REIT I and the remainder were recognized by the combined company at the time of the Merger.

The unaudited pro forma consolidated financial statements included herein do not give effect to any potential cost reductions or other operating efficiencies that are expected to result from the Merger.

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MOODY NATIONAL REIT II, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2017

	Moody National REIT II, Inc. Historical (a)	Moody National REIT I, Inc. Historical (a)	Pro Forma Adjustments		Moody National REIT II, Inc. Pro Forma
ASSETS

Investment in hotel properties, net	$98,962,546	$235,334,340	$61,383,595	(c),(d)	$395,680,481
Cash and cash equivalents	49,762,453	914,818	(35,706,807)	(e),(f)	14,970,464
Restricted cash	2,240,922	5,183,587	8,375,000	(f)	15,799,509
Accounts receivable, net of allowance for doubtful accounts	369,579	1,138,926	—		1,508,505
Notes receivable from related parties	11,200,000	12,500,000	—		23,700,000
Prepaid expenses and other assets	1,074,647	3,869,969	—		4,944,616
Deferred franchise costs, net of accumulated amortization	225,484	880,697	—		1,106,181
Due from related parties	3,293,310	2,158,400	(255,500)	(g)	5,196,210

Total Assets	$167,128,941	$261,980,737	$33,796,288		$462,905,966

LIABILITIES AND EQUITY
Liabilities:
Notes payable, net of unamortized debt issuance costs	$69,198,654	$168,837,319	$36,856,536	(c)	$274,892,509
Accounts payable and accrued expenses	2,059,167	7,262,385	—		9,321,552
Due to related parties	—	1,109,728	(255,500)	(g)	854,228
Dividends payable	676,447	872,224	—		1,548,671
Operating partnership distributions payable	2,589	47,797	—		50,386

Total Liabilities	71,936,857	178,129,453	36,601,036		286,667,346

Special Partnership Units of the Operating Partnership	1,000	1,000	(1,000)		1,000

Equity:
Stockholders’ equity:
Preferred stock	—	—	—		—
Common stock	47,503	132,571	(94,583)	(b),(c)	85,491
Additional paid-in capital	103,520,485	116,112,448	(42,596,697)	(b),(c)	177,036,236
Accumulated deficit	(8,736,665)	(38,456,396)	38,456,396	(b),(c)	(8,736,665)
Total stockholders’ equity	94,831,323	77,788,623	(4,234,884)		168,385,062
Noncontrolling interests in Operating Partnership	359,761	6,061,661	1,431,136	(c),(d)	7,852,558

Total Equity	95,191,084	83,850,284	(2,803,748)		176,237,620

TOTAL LIABILITIES AND EQUITY	$167,128,941	$261,980,737	$33,796,288		$462,905,966

See accompanying notes to unaudited pro forma consolidated financial statements.

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MOODY NATIONAL REIT II, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Six months ended June 30, 2017

	Moody National REIT II, Inc. Historical (a)	Moody National REIT I, Inc. Historical (a)	Pro Forma Adjustments		Moody National REIT II, Inc. Pro Forma
Revenue
Room revenue	$8,738,806	$30,076,889	$—		$38,815,695
Other hotel revenue	753,506	1,736,349	—		2,489,855
Total hotel revenue	9,492,312	31,813,238	—		41,305,550
Interest income from notes receivable	312,278	794,500	—		1,106,778
Total revenue	9,804,590	32,607,738	—		42,412,328

Expenses
Hotel operating expenses	5,417,674	19,333,765	—		24,751,439
Property taxes, insurance and other	548,626	1,930,720	—		2,479,346
Depreciation and amortization	1,169,987	5,408,239	(1,616,564)	(b)	4,961,662
Acquisition expenses	1,048,328	138,262	(1,186,590)	(c)	—
Corporate general and administrative	1,152,486	2,025,384	(158,794)	(d)	3,019,076
Total expenses	9,337,101	28,836,370	(2,961,948)		35,211,523

Operating income	467,489	3,771,368	2,961,948		7,200,805

Interest expense and amortization of debt issuance costs	1,599,269	4,604,481	1,049,071	(e)	7,252,821

Loss before income tax benefit	(1,131,780)	(833,113)	1,912,877		(52,016)
Income tax benefit	112,000	208,703	—		320,703

Net income (loss)	(1,019,780)	(624,410)	1,912,877		268,687
Loss (income) attributable to noncontrolling interests in Operating Partnership	4,448	32,345	(61,431)	(f)	(24,638)
Net income (loss) attributable to common stockholders	$(1,015,332)	$(592,065)	$1,851,446		$244,049
Per-share information – basic and diluted:
Net income (loss) attributable to common stockholders	$(0.25)	$(0.04)			$0.03
Weighted average shares outstanding	4,107,945	13,292,888			8,552,612 (g)

See accompanying notes to unaudited pro forma consolidated financial statements.

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MOODY NATIONAL REIT II, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Year ended December 31, 2016

	Moody National REIT II, Inc. Historical (a)	Prior Acquisition Pro Forma Adjustments (b)	Moody National REIT I, Inc. Historical (a)	Other Pro Forma Adjustments		Moody National REIT II, Inc. Pro Forma
Revenue
Room revenue	$13,853,608	$4,765,040	$56,858,625	$—		$75,477,273
Other hotel revenue	857,799	487,659	3,242,025	—		4,587,483
Total hotel revenue	14,711,407	5,252,699	60,100,650	—		80,064,756
Interest income from notes receivable	147,465	—	1,829,383	—		1,976,848
Total revenue	14,858,872	5,252,699	61,930,033	—		82,041,604

Expenses
Hotel operating expenses	7,496,095	2,856,364	37,025,559	—		47,378,018
Property taxes, insurance and other	793,763	225,097	3,999,649	—		5,018,509
Depreciation and amortization	1,711,145	625,224	11,576,178	(4,062,510)	(c)	9,850,037
Acquisition expenses	2,407,445	—	1,321,263	1,186,590	(d)	4,915,298
Corporate general and administrative	1,590,687	—	4,030,289	(197,278)	(e)	5,423,698
Total expenses	13,999,135	3,706,685	57,952,938	(3,073,198)		72,585,560

Operating income	859,737	1,546,014	3,977,095	3,073,198		9,456,044

Interest expense and amortization of debt issuance costs	3,137,208	1,121,926	9,418,968	2,098,374	(f)	15,776,476

Income (loss) before income tax benefit	(2,277,471)	424,088	(5,441,873)	974,824		(6,320,432)
Income tax benefit	4,000	—	1,054,423	—		1,058,423

Net income (loss)	(2,273,471)	424,088	(4,387,450)	974,824		(5,262,009)
Income attributable to noncontrolling interests in consolidated joint ventures	—	—	(31,333)	—		(31,333)
Loss attributable to noncontrolling interest in variable interest entity	—	—	15,745	—		15,745
(Income) loss attributable to noncontrolling interests in Operating Partnership	15,560	(2,903)	229,487	(157,251)	(g)	84,893
Net income (loss) attributable to common stockholders	$(2,257,911)	$421,185	$(4,173,551)	$817,573		$(5,192,704)
Per-share information – basic and diluted:
Net loss attributable to common stockholders	$(1.26)		$(0.32)			$(0.61)
Weighted average shares outstanding	1,798,364		13,219,957			8,552,612	(h)

See accompanying notes to unaudited pro forma consolidated financial statements.

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MOODY NATIONAL REIT II, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects REIT II’s and REIT I’s historical unaudited consolidated balance sheets as of June 30, 2017 derived from REIT II’s and REIT I’s Quarterly Reports on Forms 10-Q for the six months ended June 30, 2017, as filed with the SEC on August 14, 2017.

b.	Reflects issuance of approximately 150,000 shares of REIT II common stock at an average price of $27.00 per share, net of offering costs, needed to fund the Cash Consideration in the Merger and pay other expenses related to the Merger.

c.	Reflects the net purchase price as shown above, allocated to assets and liabilities of REIT I on a preliminary basis as of June 30, 2017:

Assets
Investment in hotel properties	$296,717,935
Cash and cash equivalents	914,818
Restricted cash	5,183,587
Accounts receivable	1,138,926
Notes receivable from related parties	12,500,000
Prepaid expenses and other assets	3,869,969
Deferred franchise costs	880,697
Due from related parties	2,158,400

Liabilities and Equity
Notes payable	(170,693,855)
Accounts payable and accrued expenses	(7,262,385)
Due to related parties	(1,109,728)
Dividends payable	(872,224)
Operating partnership distributions payable	(47,797)
Noncontrolling interests in Operating Partnership	(7,492,797)
$135,885,546

The cash paid of approximately $65.9 million includes $35,000,000 proceeds of a purchase money loan and the proceeds from the sale of approximately 153,550 shares of REIT II common stock at an average price of $27.00 per share, net of offering costs.

d.	Depreciation and amortization are computed using the straight-line method based upon the following estimated useful lives:

Description	Allocation	Estimated Useful Life
Land	$27,952,000	—
Building and improvements	259,524,000	40 years
Furniture, fixtures, and equipment	9,241,935	9 years
	$296,717,935

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The fair value of deferred franchise cost is estimated to be the original cost prorated for the number of years remaining on the franchise agreements.

The fair value of notes payable is estimated to be $170,693,855 based on remaining payments of interest and principal due on the loans discounted at the current market loan rates for loans with comparable maturities and amortization rates.

The fair value of noncontrolling interest in Operating Partnership is estimated to be the noncontrolling interest’s pro-rata share of the fair value of the net assets and liabilities of OP I.

e.	Reflects use of approximately $27.3 million of cash balance as of June 30, 2017 to fund the Cash Consideration in the Merger and pay other expenses related to the Merger.

f.	Reflects the retention of $5,000,000 of unrestricted cash and $8,375,000 of restricted cash to comply with requirements of purchase money loan.

g.	Reflects the elimination of intercompany balances.

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MOODY NATIONAL REIT II, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2017

a.	Reflects REIT II’s and REIT I’s historical unaudited consolidated operations for the six months ended June 30, 2017 derived from the companies’ Quarterly Reports on Forms 10-Q as filed with the SEC on August 14, 2017.

b.	Reflects the removal of historical depreciation and amortization expense of $5,408,239 for REIT I and the recognition of pro forma depreciation and amortization expense of $3,791,675 for REIT I. Depreciation for buildings and improvements is computed by REIT II using the straight-line method over the estimated useful life of 40 years and for furniture, fixtures and equipment is computed using a straight-line method over the useful life of 9 years.

Historical depreciation or amortization expenses for REIT I are computed using the straight-line and accelerated methods based upon the following estimated useful lives:

Estimated Useful Lives (years)
Buildings and improvements	39-40
Exterior improvements	10-20
Furniture, fixtures and equipment	5-10

c.	Reflects acquisition expenses related to the Merger as if the Merger had occurred on January 1, 2016.

d.	Reflects adjustments to general and administrative expenses directly attributable to the Merger, including transaction costs that have been expensed prior to June 30, 2017.

e.	Reflects the removal of historical amortization of debt issuance costs of $335,628 for REIT I, the recognition of amortization of debt discount or premium generated by the difference between fair value of debt and historical cost and the recognition of pro forma interest expense and amortization of debt issuance costs on purchase money debt of $35,000,000 totalling $1,384,699.

f.	Reflects pro forma adjustments to net loss attributable to noncontrolling interests in Operating Partnership.

g.	Reflects pro forma issuance of shares necessary to fund the Cash Consideration and other expenses related to the Merger and the issuance of REIT II Class A common shares at closing in exchange for REIT I shares. Pro forma weighted average shares outstanding for the six months ended June 30, 2017 was computed as follows:

Actual weighted average shares outstanding for the six months ended June 30, 2017	4,107,945
Additional shares necessary to fund Cash Consideration and other expenses related to the Merger	795,891
REIT II Class A common shares issued at closing in exchange for REIT I shares	3,648,776
Pro forma weighted average shares outstanding for the six months ended June 30, 2017	8,552,612

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MOODY NATIONAL REIT II, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2016

a.	Reflects REIT II’s and REIT I’s historical unaudited consolidated operations for the year ended December 31, 2016 derived from the companies’ Annual Reports on Forms 10-K as filed with the SEC on March 23, 2017.

b.	Reflects the acquisition of REIT II’s Springhill Suites Seattle hotel property, which occurred on May 24, 2016, as if such acquisition occurred on January 1, 2016.

c.	Reflects the removal of historical depreciation and amortization expense of $11,576,178 for REIT I and the recognition of pro forma depreciation and amortization expense of $7,513,668 for REIT I. Depreciation for buildings and improvements is computed by REIT II using the straight-line method over the estimated useful life of 40 years and for furniture, fixtures and equipment is computed using a straight-line method over the useful life of 9 years.

Historical depreciation or amortization expenses for REIT I are computed using the straight-line and accelerated methods based upon the following estimated useful lives:

Estimated Useful Lives (years)
Buildings and improvements	39-40
Exterior improvements	10-20
Furniture, fixtures and equipment	5-10

d.	Reflects the acquisition expenses related to the Merger as if the Merger had occurred on January 1, 2016.

e.	Reflects adjustments to general and administrative expenses directly attributable to the Merger, including transaction costs that have been expensed prior to December 31, 2016.

f.	Reflects the removal of historical amortization of debt issuance costs of $701,626 for REIT I, the recognition of amortization of debt discount or premium generated by the difference between fair value of debt and historical cost and the recognition of pro forma interest expense and amortization of debt issuance costs on purchase money debt of $35,000,000 totalling $2,800,000.

g.	Reflects pro forma adjustments to net loss attributable to noncontrolling interests in Operating Partnership.

h.	Reflects pro forma issuance of shares necessary to fund the Cash Consideration and other expenses related to the Merger and the issuance of REIT II Class A common shares at closing in exchange for REIT I shares. Pro forma weighted average shares outstanding for the year ended December 31, 2016 was computed as follows:

Actual weighted average shares outstanding for the year ended December 31, 2016	1,798,364
Additional shares necessary to fund cash portion of merger	3,105,472
REIT II Class A common shares issued at closing in exchange for REIT I shares	3,648,776
Pro forma weighted average shares outstanding for the year ended December 31, 2016	8,552,612

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